Exhibit 10.1

STOCK PURCHASE AND SHARE EXCHANGE AGREEMENT

by and among

ROCAP MARKETING INC.,

a Nevada Corporation,

and

HUBERT J. BLANCHETTE,

THE SHAREHOLDER OF LEXI-LUU DESIGNS INC.

Effective as of September 15, 2010

STOCK PURCHASE AND SHARE EXCHANGE AGREEMENT

THIS STOCK PURCHASE AND SHARE EXCHANGE AGREEMENT (the "Agreement"), is made and entered into this September 30, 2010, by and between Rocap Marketing Inc., a Nevada corporation with its principal place of business located at Las Vegas, Nevada ("RMI"); Hubert J. Blanchette, an Arizona Individual ("HJB").

Premises

(A)

This Agreement provides for the acquisition of 100% of the issued and

(B)

outstanding capital stock of Lexi-Luu Designs Inc.("LLD"), a Nevada Corporation, owned by HJB, making LLD a wholly owned subsidiary of RMI, in exchange for the issuance by RMI to HJB of Two Million Five Hundred Thousand (2,500,000) shares of RMI common stock, par value $.001 per share.

(C)

The boards of directors of RMI have determined subject to the terms and

(D)

conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

(E)

The parties desire that the exchange qualify as a tax free exchange meeting the

(F)

requirements of Article 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Agreement

NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

ARTICLE I

REPRESENTATIONS, COVENANTS AND WARRANTIES OF RMI

As an inducement to and to obtain the reliance of LLD, RMI represents and warrants as follows:

Section 1.1 Organization. RMI is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Schedules attached hereto (hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. he execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of RMI's articles of incorporation or bylaws. RMI has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

Section 1.2 Capitalization. The authorized capitalization of RMI consists of 74,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001. All issued and outstanding shares are legally issued, fully paid and non-assessable and are not issued in violation of the preemptive or other rights of any person. RMI has no other securities, warrants, options or any rights to acquire securities of RMI, as applicable, authorized or issued, and RMI is not a party to any agreement, arrangement or understanding pursuant to which RMI has agreed to issue securities, warrants, options or rights to acquire securities of RMI, as applicable.

Section 1.3 Subsidiaries. RMI has no subsidiaries.

Section 1.4 Tax Matters; Books and Records.

(A)

The books and records, financial and others, of RMI are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

(B)

RMI has no liabilities with respect to the payment of any country, federal, state, county, or local taxes (including any deficiencies, interest or penalties).

(C)

RMI shall pay all outstanding liabilities of RMI prior to the Closing as set forth in Schedule 1.4.

Section 1.5 Litigation and Proceedings. There are no actions, suits, proceedings or investigations pending or threatened by or against or affecting RMI or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of RMI. RMI is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section 1.6 Material Contract Defaults. RMI is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which has, individually or in the aggregate, a material adverse effect on the business, operations, properties, assets, financial condition or operating results of RMI, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment which has, individually or in the aggregate, a material adverse effect on the business, operations, properties, assets, financial condition or operating results of RMI in respect of which RMI has not taken adequate steps to prevent such a default from occurring.

Section 1.7 Information. The information concerning RMI as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading.

Section 1.8 Title and Related Matters. RMI has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interest in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. RMI owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with RMI's business. No third party has any right to, and RMI has not received any notice of infringement of or conflict with asserted rights of other with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly on in the aggregate, if the subject of an unfavorable decision ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of RMI or any material portion of its properties, assets or rights.

Section 1.9 Contracts. On the closing date:

(A)

There are no material contracts, agreements, franchises, license agreements, or other commitments to which RM1 is a party or by which it or any of its properties are bound;

(B)

RMI is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award materially and adversely affects, or in the future may (as far as RMI can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of RMI; and

(C)

RMI is not a party to any material oral or written: (I) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties, of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; and (vii) contract, agreement or other commitment involving payments by it for more than $10,000 in the aggregate.

Section 1.10 Compliance with Laws and Regulations. To the best of RMI's knowledge and belief, RMI has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of RMI or would not result in RMI incurring material liability.

Section 1.11 Approval of Agreement. The directors of RMI have authorized the execution and delivery of this Agreement and have approved the transactions contemplated.

Section 1.12 Material Transactions or Affiliations. There are no material contracts or agreements of arrangement between RM1 and any person, who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known to beneficially own ten percent (10%) or more of the issued and outstanding Common Shares of RMI and which is to be performed in whole or in part after the date hereof. RMI has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into material transactions with any such affiliated person.

Section 1.13 No Conflict With Other Instruments. The execution, delivery and performance of this Agreement, and any other agreement, documents and instruments related to the transactions contemplated herein by RMI does not and will not (i) violate any provision of the Charter Documents of RMI, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation that RMI is a party or by which RMI or any of its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of RMI under any agreement or any commitment to which RMI is a party or by which RMI is bound or by which any of their respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to RMI or any RMI shareholder, or by which any property or asset of RMI or any of its subsidiaries, if applicable, are bound or affected, except, in all cases other than violations pursuant to clauses (i) and (iv) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect. The business of RMI is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect.

Section 1.14 Governmental Authorizations. RMI has all licenses, franchises, permits or other governmental authorizations legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by RMI of this Agreement and the consummation of the transactions contemplated hereby.

Section 1.15 SEC Reporting and Compliance.

(a)

RMI represents and warrants that it has not filed a registration statement under

(b)

the Exchange Act.

(c)

RMI is not an investment company within the meaning of Section 3 of the

(d)

Investment Company Act.

(e)

The shares of RMI common stock are not quoted on any exchange.

(f)

To the best knowledge of RMI, RMI has otherwise complied with the Securities

(g)

Act, Exchange Act and all other applicable federal and state securities laws.

(h)

RMI is not a "blank check company" subject to the requirements of Rule 419 of

(i)

the Securities Act.

Section 1.16 Financial Statements. The balance sheets, and statements of income, changes in financial position and stockholders' equity (the "RMI Financial Statements") (i) have been prepared in accordance with GAAP applied on a basis consistent with prior periods (and, in the case of unaudited financial information, on a basis consistent with year-end audits), (ii) are in accordance with the books and records of the RMI, and (iii) present fairly in all material respects the financial condition of the RMI at the dates therein specified and the results of its operations and changes in financial position for the periods therein specified.

Section 1.17 No General Solicitation or Advertising. In issuing RMI common stock under this Agreement, neither RMI nor anyone acting on its behalf has offered to sell the RMI common stock by any form of general solicitation or advertising.

Section 1.18 Questionable Payments and Off-Balance Sheet Arrangements. Neither RMI nor any director, officer or, to the best knowledge of RMI, agent, employee or other person associated with or acting on behalf of RMI, has used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payments to government officials or employees from corporate funds; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entries on the books of record of any such corporations; made any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons, also known as "special purpose entities" (SPEs).; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

Section 1.19 Absence of Certain Developments. Except as may be disclosed in the Schedules, RMI has not:

(a)

issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

(b)

borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of RMI's business;

(c)

made capital expenditures or commitments therefore that aggregate in excess of $10,000;

(d)

discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

(e)

declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(f)

sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

(g)

sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business;

(h)

suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(i)

made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(j)

made capital expenditures or commitments therefore that aggregate in excess of $10,000;

(k)

entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

(l)

made charitable contributions or pledges in excess of $10,000;

(m)

suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(n)

experienced any material problems with labor or management in connection with the terms and conditions of their employment;

(o)

effected any two or more events of the foregoing kind which in the aggregate would be material to the RMI; or

(p)

entered into an agreement, written or otherwise, to take any of the foregoing actions.

ARTICLE II

REPRESENTATIONS, COVENANTS AND WARRANTIES OF HJB AND LLD

As an inducement to, and to obtain the reliance of RMI, HJB and LLD represents and warrants as follows:

Section 2.1 Organization. HJB is an individual United States Citizen residing in the state of Arizona. Lexi-Luu Designs Inc. is a corporation incorporated and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the attached Schedules are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. he execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of LLD's certificate of incorporation or bylaws. HJB is has attained the age of majority and has the legal capacity to execute Agreement.

Section 2.2 Capitalization. LLD's authorized capitalization consists of 75,000,000 shares, consisting of (a) 74,000,000 shares of common stock, par value $.001 per share, and

(b) 1,000,000 shares of preferred stock, $.001 par value per share, of which no shares are issued and outstanding as of the date hereof. All issued and outstanding common shares have been legally issued, fully paid, are non-assessable and not issued in violation of the preemptive rights of any other person. Except as disclosed on Schedule 2.2, LLD has no other securities, warrants or options authorized or issued.

Section 2.3 Subsidiaries. LLD has no subsidiaries:

Section 2.4 Tax Matters; Books and Records.

(a)

LLD's books and records, financial and others are in all material respects complete and correct and have been maintained in accordance with good business accounting practices;

(b)

Except as disclosed in Schedule 2.4, LLD has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties); and

(c)

LLD shall remain responsible for all debts incurred prior to the closing.

Section 2.5 Information. The information concerning LLD as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 2.6 Title and Related Matters. LLD has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the attached Schedules, LLD owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with LLD's business. Except as set forth in the attached Schedules, no third party has any right to, and LLD has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of LLD or any material portion of its properties, assets or rights.

Section 2.7 Litigation and Proceedings. There are no actions, suits or proceedings pending or threatened by or against or affecting LLD, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of LLD. LLD does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

Section 2.8 Contracts. On the Closing Date:

(a)

Except as disclosed on Schedule 2.8, there are no material contracts, agreements, franchises, license agreements, or other commitments to which LLD is a party to or by which it or any of its subsidiaries or properties are bound;

(b)

Except as disclosed on Schedule 2.8, LLD is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as LLD can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of LLD; and

Section 2.9 No Conflict With Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which LLD is a party or to which any of its properties or operations are subject.

Section 2.10 Material Contract Defaults. To the best of LLD's knowledge and belief, it is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of LLD, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which LLD has not taken adequate steps to prevent such a default from occurring.

Section 2.11 Governmental Authorizations. To the best of LLD's knowledge, LLD has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by LLD of the transactions contemplated hereby.

Section 2.12 Compliance with Laws and Regulations. To the best of LLD's knowledge and belief, LLD has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of LLD or would not result in LLD's incurring any material liability.

Section 2.13 Insurance. All of LLD's insurable properties are insured for LLD's benefit under valid and enforceable policy or policies containing Substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

Section 2.14 Approval of Agreement. The directors of LLD have authorized the execution and delivery of this Agreement and have approved the transactions contemplated hereby.

Section 2.15 Material Transactions or Affiliations. As of the Closing Date, there will exist no material contract, agreement or arrangement between LLD and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by LLD to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of LLD and which is to be performed in whole or in part after the date hereof except with regard to an agreement with the LLD shareholders providing for the distribution of cash to provide for payment of federal and state taxes on Subchapter S income. LLD has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

ARTICLE III

EXCHANGE PROCEDURE AND OTHER CONSIDERATION

Section 3.1 Share Exchange/Delivery of LLD Securities. On the Closing Date, as set forth on Schedule 3.2, the holder, HJB, of all of the LLD common shares, consisting of Two Million Five Hundred Thousand (2,500,000) shares of common stock, par value $.001 per share; shall be transferred to RMI, so that LLD shall become a wholly-owned subsidiary of RMI.

Section 3.2 Issuance of RMI Shares. In exchange for all of the LLD common shares Section 3.1, RMI shall issue to the HJB Shareholders set forth on Schedule 3.2 a total of Two Million Five Hundred Thousand (2,500,000) newly issued shares of RMI's common stock, par value $.001 per share. All of the above shares are restricted in accordance with Rule 144 of the 1933 Securities Act.

Section 3.3 Additional Consideration. The Parties; RMI, HJB, and LLD, mutually agree that in the event RMI ever agrees to merge with another entity, the result of such merger would result in diluting the RMI shares held by HJB, HJB reserves the right to repurchase the Two Million Five Hundred Thousand (2,500,000) LLD shares described in this Agreement in exchange for the Two Million Five Hundred Thousand (2,500,000) RMI shares issued to HJB pursuant to this agreement.

Section 3.4 Present Liabilities of RMI. Subsequent to closing, the liabilities and obligations of RMI shall remain liabilities of RMI.

Section 3.5 Events Prior to Closing. Upon execution hereof or as soon thereafter as practical, management of RMI and HJB shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

Section 3.6 Closing. The closing of the transactions contemplated by this Agreement shall be on the date and at the time the exchange documents are filed with the New York and Nevada Secretary's of State in accordance with applicable laws ("Closing" or "Closing Date").

Section 3.7 Termination.

(a) This Agreement may be terminated by the board of directors or majority interest of Shareholders of either RMI or LLD, respectively, at any time prior to the Closing Date if:

(i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

(ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions.

In the event of termination pursuant to Paragraph (a) of this Section 3.5, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

(b)

This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of RMI if LLD shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of LLD contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to LLD. If this Agreement is terminated pursuant to Paragraph (b) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of LLD if RMI shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of RMI contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to RMI. If this Agreement is terminated pursuant to Paragraph (c) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

In the event of termination pursuant to paragraph (b) and (c) of Section 3.5, the breaching party shall bear all of the expenses incurred by the other party in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

ARTICLE IV

SPECIAL COVENANTS

Section 4.1 Access to Properties and Records. Prior to Closing, RMI and LLD will each afford to the officers and authorized representatives of the other full access to the properties, books and records of each other, so that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the other shall from time to time reasonably request.

Section 4.2 Availability of Rule 144. RMI and HJB Shareholders holding "restricted securities", as that term is defined in Rule 144 of the 1933 Securities Act will remain as "restricted securities". RMI is under no obligation to register such shares under the Securities

Act, or otherwise. The stockholders of RMI and LLD holding restricted securities of RMI and LLD as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

Section 4.3 Special Covenants and Representations Regarding the RMI Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the RMI Common Shares to the Shareholders of LLD as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the LLD Shareholders acquire such securities.

Section 4.4 Third Party Consents. RMI and LLD agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 4.5 Actions Prior to and Subsequent to Closing.

(a) From and after the date of this Agreement until the Closing Date, except as permitted or contemplated by this Agreement, RMI and LLD will each use its best efforts to:

(i)

maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

(ii)

maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it; and

(iii)

perform in all material respects all of its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business.

(b) From and after the date of this Agreement until the Closing Date, RMI will not, without the prior consent of LLD:

(i)

except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;

(ii)

declare or pay any dividend on its outstanding Common Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

(iii)

enter into or amend any employment, severance or agreements or arrangements with any directors or officers;

(iv)

grant, confer or award any options, warrants, conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or

(v)

purchase or redeem any Common Shares.

Section 4.6 Indemnification.

(a) RMI hereby agrees to indemnify LLD, each of the officers, agents and directors and current shareholders of LLD as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

(b) LLD hereby agrees to indemnify RMI, each of the officers, agents, directors and current shareholders of RMI as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF RMI

The obligations of RMI under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 5.1 Accuracy of Representations. The representations and warranties made by LLD in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and LLD shall have performed or compiled with all covenants and conditions required by this Agreement to be performed or complied with by LLD prior to or at the Closing. RMI shall be furnished with a certificate, signed by a duly authorized officer of LLD and dated the Closing Date, to the foregoing effect.

Section 5.2 Director Approval. The Board of Directors of RMI shall have approved this Agreement and the transactions contemplated herein.

Section 5.3 Officer's Certificate. RMI shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of LLD to the effect that: (a) the representations and warranties of LLD set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) LLD has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by it as of the Effective Date; (c) since such date and other than as previously disclosed to LLD on the attached Schedules, LLD has not entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and (d) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of LLD, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the LLD Schedules, by or against LLD which might result in any material adverse change in any of the assets, properties, business or operations of LLD.

Section 5.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of LLD.

Section 5.5 Other Items. RMI shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as RMI may reasonably request.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF LLD AND HJB

The obligations of LLD under this Agreement are subject to the satisfaction, at or before the Closing Date (unless otherwise indicated herein), of the following conditions:

Section 6.1 Accuracy of Representations. The representations and warranties made by LLD and HJB in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and RMI shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by RMI prior to or at the Closing. LLD shall have been furnished with a certificate, signed by a duly authorized executive officer of RMI and dated the Closing Date, to the foregoing effect.

Section 6.2 Director Approval. The Board of Directors of LLD shall have approved this Agreement and the transactions contemplated herein.

Section 6.3 Officer's Certificate. LLD shall be furnished with a certificate dated the Closing Date and signed by a duly authorized officer of RMI to the effect that: (a) the representations and warranties of RMI set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; and (b) RMI has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the Effective Date.

Section 6.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of RMI.

Section 6.5 1934 Exchange Act Compliance. RMI does not currently file reports with the Securities Exchange Commission.

Section 6.6 Cancellation of Outstanding Options, Warrants, Rights, Etc. Prior to the Closing Date, as applicable, RMI will not have any outstanding stock options, rights or commitments to issue shares of RMI common or preferred stock, warrants, or convertible notes.

Section 6.7 Cancellation of Voting Trusts. Prior to the Closing Date, as applicable, RMI will not have any voting trusts, agreements or arrangements among any of the beneficialholders of RMI common or preferred stock affecting the nomination or election of directors or the exercise of the voting rights of RMI common or preferred stock.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Brokers and Finders. Each party to this Agreement represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

Section 7.2 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada, United States of America.

Section 7.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

If to RMI:

Rocap Marketing Inc.

Attn. Peter B. Henricsson

If to HJB:

Hubert J. Blanchette

Section 7.4 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 7.5 Confidentiality. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

Section 7.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

Section 7.7 Third Party Beneficiaries. This contract is solely between RMI and HJB and except as specifically provided, no director, officer, stockholder, employee, agent,independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 7.8 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

Section 7.9 Counterparts. This Agreement may be executed by fax signature and in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be deemed a single instrument.

Section 7.10 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a written consent by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a written consent by the party or parties for whose benefit the provision is intended.

Section 7.11 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

Section 7.12 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and does not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

Section 7.13 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

Section 7.14 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

Section 7.15 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

Section 7.16 Failure of Conditions; Termination. In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement. In such event, the party that has failed to fulfill the conditions specified in this Agreement will be liable for the other party's legal fees. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

Section 7.17 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

Section 7.18 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

Section 7.19 Amendment. At any time after the Closing Date, this Agreement may be amended by a writing signed by both parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 7.20 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

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[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers or representatives and entered into as of the date first above written.

ATTEST:

ROCAP MARKETING INC.

B y: /s/ Peter Henricsson

Name: Peter Henricsson

Title:

ATTEST:

HUBERT J. BLANCHETTE

/s/ Devin Farnsworth

By: /s/ Hubert J. Blanchette

Name: Hubert J. Blanchette